EXHIBIT 10.3
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                                       FORM OF
                             PRIVATE PLACEMENT AGREEMENT


                    This Private Placement Agreement (hereinafter referred to as "Agreement"), is entered into as of the 5th day of February, 1997, by and between Advanced Mammography Systems, Inc., a Delaware corporation (the "Company"), and _____________ _____________________________________________________ (the
          "Purchaser"), with reference to the following:

                    NOW, THEREFORE, IN CONSIDERATION of and in reliance upon the respective representations and warranties, covenants, terms and conditions herein contained, the parties agree as follows:

                    1.   STOCK PURCHASE   Subject to the terms and
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          conditions herein, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser, 101,626 shares of the Company's Common Stock, $.01 par value (the "Stock"), together with 101,626 Warrants in the form attached hereto at an exercise price of $1.93 per share (the "Warrants"), at a price of $1.23 per share of Stock, or an aggregate purchase price of $125,000. The Stock and the Warrants (sometimes collectively, the "Securities") shall not be registered under the Securities
          Act of 1933, as amended, (the "Securities Act"), by reason of the private placement exemption under Regulation D. The Purchaser shall deliver a check to the Company in the amount of $125,000 representing the purchase price for the Securities and the Company shall deliver certificates for the Stock and the Warrants to the Purchaser.

                    2.   REPRESENTATIONS BY THE PURCHASER.  The Purchaser
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          hereby represents and warrants to the Company as follows:

                         (a) The Purchaser is acquiring the Securities for investment for the Purchaser's own account and not with the view to, or for resale in connection with any distribution thereof (subject to the provisions of Section 4 hereof). She understands that the Securities have not been registered under the Securities Act by reason of specified exemption from the registration provisions thereof which depends upon, among other things, the bona fide nature of her investment intent as expressed herein. She acknowledges that the Company may place restrictive legends on, and stop transfer orders against, the certificates representing the Securities being acquired by her.

                         (b) The Purchaser (or any advisor on her behalf) is experienced in evaluating and investing in companies such as the Company, and has such knowledge and experience in evaluating the merits and speculative risks of the investment, and the Purchaser has the ability to bear the economic risks of such investment. The Purchaser is an "accredited investor", as such term is defined in Regulation D under the Securities Act.

                         (c) The Purchaser is fully familiar with the Company's business (including its prospects), operations and financial history. She (or any advisor on her behalf) has had an opportunity to discuss the Company's business, operations (including prospects) and financial affairs with its management and has received and read the Company's Form 10-K for the fiscal year ended September 30, 1996. She is not relying upon any oral representations by the Company's officers or representatives in deciding to purchase the Securities.

                         (d) The Purchaser acknowledges that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. She has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rule may not become available for resale of the Shares.

                    3.   REPRESENTATIONS OF THE COMPANY.  The Company
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          hereby represents and warrant to the Purchaser as follows:

                         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to enter into this Agreement, to sell the Securities and to carry out and perform its obligations under the terms of this Agreement. The execution and delivery of this Agreement has been duly authorized by the Company.

                         (b) All of the Securities being issued to the Purchaser pursuant to this Agreement (including the shares of Common Stock underlying the Warrants when exercised pursuant to the terms thereof) will be validly issued, fully paid and non-assessable shares of Common Stock.

                         (c) The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 presents fairly the financial position and results of operations of the Company at the dates and the periods to which they relate. Since September 30, 1996, there has been no material adverse changes in the financial condition or prospects of the Company except as disclosed or contemplated in its filings with the Securities and Exchange Commission (the "SEC").

                    4.   REGISTRATION.  The Company shall use its best
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          efforts to register the Stock by filing a registration statement with the SEC on Form S-3 or other appropriate form (the "Form") within 60 days after the closing of the purchase herein and to file any amendments thereto within 30 days after receipt of an SEC comment letter (subject to availability of audited financial statements) and the Company agrees to keep the Form current and effective so long as the Securities (including the Common Stock underlying the Warrants) are owned by the Purchaser but not to exceed three years from the date hereof. If the Company fails to fulfill its obligations set forth in the preceding sentence as to the Form, then the Company shall be required to issue to the Purchaser within 30 days, an additional amount of Warrants equal to 12.5% of the number of Warrants originally issued to the Purchaser. The Purchaser shall enter into a customary agreement with the Company regarding the sale of the Stock under the Form and mutual indemnification.

                    5.   FEES.  The Company agrees to pay InterFirst
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          Capital Corporation ("InterFirst) or its assigns a placement distribution fee of ten percent (10%) and the Purchaser's counsel fees of one and one-quarter percent (1-1/4%) (the "Fees") of the gross proceeds in connection with the sale of the Stock and the exercise of the Warrants. The Fees shall be paid simultaneously with the funds being transferred to the Company. InterFirst and Purchaser's counsel shall be entitled to advise and notify the Purchaser and the Company of any Fees due to InterFirst and Purchaser's counsel from the gross proceeds from any of the transactions under this Agreement. InterFirst and Purchaser's counsel shall be entitled to submit directly to the Purchaser a demand or claim for the payment of the fees at the closing of and transaction under this Agreement and if not paid by the Purchaser then the Company shall pay the Fees of InterFirst and Purchaser's counsel, assuming the Company receives the gross proceeds.
          Except as set forth in this Section, neither party had directly or indirectly retained any finder, broker or other person in connection with the transactions herein who might be entitled to a fee or commission herewith.

                    6.   CONFIDENTIALITY.  The Purchaser and the Company
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          agree that the contents and nature of this Agreement are to remain strictly confidential between the Company and the Purchaser only. Neither the Purchaser nor the Company shall divulge or distribute the contents of this Agreement to anyone else or use this Agreement in any way except as intended between the parties hereto, other than as provided by the disclosure obligations under the federal securities laws.

                    7.   MISCELLANEOUS.
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                         (a)  ENTIRE AGREEMENT.  This Agreement constitutes
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          the entire agreement between the parties pertaining to the subject matter hereof. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver shall be binding unless executed in writing by the party making the waiver.

                         (b)  COUNTERPARTS.  This Agreement may be executed
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          simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures may be acceptable for the purpose of execution of this Agreement.

                         (c)  ASSIGNMENT.  The rights and obligations
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          granted hereunder may not be assigned to any third party without the prior written consent of the other party. Upon any valid assignment, this Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors and assigns.

                         (d)  GOVERNING LAW.  This Agreement shall be
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          construed in accordance with and governed by the laws of the
          State of Delaware.

                         (e)  SEVERABILITY.  If any portion of this
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          Agreement shall be declared or determined to be invalid, the remainder hereof shall nevertheless remain in full force and effect.

                         (f)  NOTICE.  All written notices, demands or
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          requests of any kind, which either party may be required or may desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested, and the following address:

                         If to the Purchaser, to:




                         If to the Company, to:

                         Advanced Mammography Systems, Inc.
                         Two Executive Drive
                         Fort Lee, New Jersey 07024
                         Attn:  Jack Nelson, Chairman

          or to such other address as either party hereto may duly give to the other. In lieu of mailing, either party may cause delivery of such notices, demands and requests to be made by personal service, provided that acknowledgement of receipt is made. Notice shall be deemed given upon personal delivery or three (3) days after depositing in the U.S. Mail, postage prepaid.

                         (g)  HEADINGS AND INTERPRETATION.  Titles or
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          captions contained herein are inserted as a matter of convenience and for reference, and in no way, define, limit, extend or describe the scope of this Agreement or any provision thereof.
          No provision in this Agreement is to be interpreted for or against either party because that party or its legal representative drafted such provision.

                         (h)  FURTHER ASSURANCES.  Each party agrees to
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          execute and acknowledge such other instruments as may be
          reasonably necessary to effect the transactions contemplated herein.

                         (i)  GENDER AND NUMBER.  As used in this
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          Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall each include the others whenever the context so indicates.

                    IN WITNESS WHEREOF, the parties hereof have executed this Agreement as of the date herein first written above.


                                        Advanced Mammography Systems, Inc.

                                        By:___________________________




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